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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF

                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) December 17, 1996



                               Chiron Corporation
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             (Exact name of registrant as specified in its charter)



Delaware                             0-12798                94-2754624
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(State or other                    (Commission              (IRS Employer
jurisdiction of                    File Number)             Identification No.)
incorporation)


                 4560 Horton Street, Emeryville, CA                 94608
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               (Address of principal executive offices)           (Zip Code)


Registrant's telephone number, including area code (510) 655-8730
                                                   --------------

                                       N/A
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          (Former name or former address, if changed since last report)

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ITEM 5.   OTHER EVENTS.

     On December 17, 1996, Chiron Corporation issued a press release, the text of which is attached hereto as Exhibit 99.1, announcing that it has agreed to grant royalty-bearing licenses to its patents for the HSV-tk (herpes simplex virus -- thymidine kinase) gene for use in gene therapy, in conjunction with a consent and agreement that resolves the Federal Trade Commission (FTC) review of the merger between Ciba Geigy Limited and Sandoz Ltd., creating Novartis AG. Attached hereto as Exhibit 10.92 are the following agreements relating to the above-mentioned matters: an agreement dated as of November 27, 1996 between Ciba-Geigy Limited and Chiron Corporation containing as Annex A an Agreement containing Consent Order before the United States Federal Trade Commission in the matter of CIBA-GEIGY Limited, ET AL.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  Exhibits.

                                                       Sequentially Numbered
     Exhibit Number                                             Page
     --------------                                    ---------------------

     99.1              Press Release dated December 17,
                       1996 referred to in Item 5 above

     10.92             Agreement dated as of November
                       27, 1996 between Ciba-Geigy
                       Limited and Chiron Corporation


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        CHIRON CORPORATION


Date:  December 17, 1996                By:  /s/ William G. Green
                                             -------------------------
                                             William G. Green
                                             Senior Vice President and
                                                  General Counsel

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                                INDEX TO EXHIBITS

Exhibit No.              Description                  Sequentially Numbered Page

99.1                     Press Release dated
                         December 17, 1996.

10.92                    Agreement dated as of
                         November 27, 1996 between
                         Ciba-Geigy Limited and
                         Chiron Corporation.